UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02527

Deutsche DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

July 31, 2021
Annual Report
to Shareholders
DWS Money Market Prime Series

Contents
4	Letter to Shareholders
5	Portfolio Management Review
9	Portfolio Summary
10	Investment Portfolio
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
36	Information About Your Fund’s Expenses
37	Tax Information
38	Advisory Agreement Board Considerations and Fee Evaluation
43	Board Members and Officers
48	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Money Market Prime Series

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The share price of money market funds can fall below the $1.00 share price. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the Fund may have a significant adverse effect on the share prices of all classes of shares of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Money Market Prime Series	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation has come back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and, most recently, sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. Together with pent-up demand for many goods, especially in services, this is likely to increase inflationary pressure this year, before it then subsides as economic activity returns to a more typical level.
Whether central banks will be able to leave interest rates at their current low levels is another critical question for the markets this year. Again, our CIO Office believes that government bond yields are likely to rise only temporarily this year.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Money Market Prime Series

Portfolio Management Review	(Unaudited)
Market Overview
All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.
Investment Strategy
The Fund seeks maximum current income to the extent consistent with stability of principal.
During the 12-month period that ended on July 31, 2021, yields across the money market yield curve fluctuated based on the status of the U.S. economy, evolving U.S. Federal Reserve (Fed) policy, and government responses to the coronavirus pandemic.
In the early part of the period, investors anxiously awaited the outcome of the U.S. election and waited to see whether Congress and the previous Administration could agree on another stimulus package. A relief package, though smaller than anticipated, finally was approved near the end of 2020.
Coming into 2021, financial markets assumed a “risk on”  posture. In light of the fiscal stimulus and the Fed’s strong monetary support, short-term interest rates declined during the first quarter of 2021. The U.S. Treasury’s recent decision to reduce the volume of Treasury bills outstanding also exerted downward pressure on short-term rates. Against this backdrop, money market yields approached their lowest levels since the 2008 financial crisis.
In June, markets digested growing concern over COVID variants and a surprisingly “hawkish”  Fed Open Market Committee (FOMC) meeting. The updated Fed “dot plot”  displaying FOMC member forecasts for fed funds signalled two hikes in the benchmark overnight lending rate in 2023, representing an acceleration of the previous timetable. In response, short-term Treasury yields moved higher while longer-term yields declined.
DWS Money Market Prime Series	|	5

As of July 31, 2021, yields of one-month, six-month and one-year Treasury bills were 0.05%, 0.05% and 0.07%, respectively, versus 0.09%, 0.10% and 0.11%, respectively, as of July 31, 2020 (source: U.S. Department of the Treasury).
Positive Contributors to Fund Performance
We sought to maintain a competitive yield for the Fund during the annual period. We continued to seek what we believe to be ample liquidity, high credit quality and strong diversification across sectors. For much of the period, we invested in overnight agency and Treasury repurchase agreements (repo) for liquidity, and we looked for yield opportunities from three-month agency and Treasury securities.
Negative Contributors to Fund Performance
The types of securities in which we invested tended to have lower yields than issues carrying more risk, since we preferred to be cautious during a time of market uncertainty. More generally, we focused on securities with shorter maturities and lower yields, rather than longer maturities with higher yields, since the latter category has higher interest-rate risk. While this approach cost the Fund some yield, we believe it represented a prudent approach for preserving principal.
Outlook and Positioning
With approximately $5 trillion in fiscal stimulus now circulating through the U.S. economy, as well as the possibility for additional stimulus from the Biden administration’s infrastructure proposals, we believe economic growth could accelerate in the second half of 2021. In addition, the Fed is anticipated to announce the tapering of its $120 billion quantitative easing program. We anticipate that these factors should result in eventual increases in money market rates due to a potential rebound in the supply of short-term agency and Treasury securities. We therefore remain on the lookout to shorten duration while taking advantage of expected higher yields on the front end of the yield curve.
We continued to emphasize what we believe to be the highest credit quality within the Fund, and we maintained conservative investment strategies and standards under the current market conditions. More broadly speaking, we continued to apply a careful approach while seeking a competitive yield for shareholders.
6	|	DWS Money Market Prime Series

Fund Performance (as of July 31, 2021) (Unaudited)
Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
DWS Money Market Prime Series	7-Day Current Yield*
DWS Cash Investment Trust Class A	0.01%
DWS Cash Investment Trust Class C	0.01%
DWS Cash Investment Trust Class S	0.01%
DWS Money Market Fund	0.01%
Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at dws.com.
*	The 7-Day Current Yield would have been –0.69%, –1.41%, –0.49% and –0.44% for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S and DWS Money Market Fund shares, respectively, had certain expenses not been reduced.
Portfolio Management Team
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover.
The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
DWS Money Market Prime Series	|	7

Terms to Know
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.
8	|	DWS Money Market Prime Series

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	7/31/21	7/31/20
Commercial Paper	44%	41%
Variable Rate Demand Notes	25%	30%
Repurchase Agreements	16%	10%
Certificates of Deposit and Bank Notes	12%	13%
Corporate Bonds	2%	1%
Variable Rate Demand Preferred Shares	1%	4%
Government & Agency Obligations	—	1%
	100%	100%
Weighted Average Maturity	7/31/21	7/31/20
DWS Money Market Prime Series	40 days	36 days
iMoneyNet Money Fund Average™ — First Tier Retail*	39 days	41 days
*	The Fund is compared to its respective iMoneyNet Money Fund Average category: First Tier Retail — Category includes retail funds that may invest in certificates of deposit, time deposits, bankers’ acceptances and other short term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and other banking institutions, commercial paper, floating and variable rate demand notes and bonds, and asset-backed securities.
Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 48 for contact information.
DWS Money Market Prime Series	|	9

Investment Portfolio	as of July 31, 2021
	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.2%
Bank of America NA:
0.21%, 7/8/2022	5,000,000	5,000,000
0.25%, 4/8/2022	6,370,000	6,370,000
Bank of Montreal, 3-month LIBOR + 0.01%, 0.186% (a), 2/1/2022	5,000,000	4,999,919
Bank of Nova Scotia:
SOFR + 0.16%, 0.21% (a), 2/28/2022	8,500,000	8,500,000
SOFR + 0.22%, 0.27% (a), 6/3/2022	5,500,000	5,500,000
Canadian Imperial Bank of Commerce:
3-month LIBOR + 0.05%, 0.169% (a), 6/13/2022	7,500,000	7,500,000
1-month BSBY + 0.1%, 0.171% (a), 1/24/2022	4,025,000	4,025,000
DZ Bank AG, 144A, 0.1%, 10/8/2021	7,500,000	7,499,929
First Abu Dhabi Bank U.S.A NV, 3-month LIBOR + 0.08%, 0.256% (a), 8/4/2021	7,400,000	7,400,000
Royal Bank of Canada, 3-month LIBOR + 0.05%, 0.185% (a), 10/8/2021	7,000,000	7,000,000
Skandinaviska Enskilda Banken AB, 3-month LIBOR, 0.176% (a), 11/3/2021	5,000,000	4,999,918
Svenska Handlsbnkn AB, 0.115%, 11/15/2021	4,000,000	4,000,059
Westpac Banking Corp., 3-month LIBOR + 0.05%, 0.226% (a), 8/3/2021	5,000,000	5,000,011
Total Certificates of Deposit and Bank Notes (Cost $77,794,836)		77,794,836
Commercial Paper 43.6%
Issued at Discount (b) 30.4%
Alinghi Funding Co. LLC:
144A, 0.162%, 1/11/2022	5,700,000	5,695,871
144A, 0.213%, 8/12/2021	7,500,000	7,499,519
144A, 0.294%, 10/22/2021	7,200,000	7,195,244
ANZ National International Ltd., 144A, 0.253%, 4/26/2022	8,500,000	8,484,182
Barclays Bank PLC, 0.218%, 10/5/2021	7,000,000	6,997,283
Barclays Capital, Inc.:
0.264%, 8/10/2021	7,000,000	6,999,545
144A, 0.264%, 8/18/2021	7,500,000	7,499,079
144A, 0.294%, 8/4/2021	3,000,000	2,999,927
Canara Asset Securitisation LLC, 0.091%, 8/16/2021	1,658,000	1,657,938
Concord Minutemen Capital Co. LLC:
144A, 0.274%, 5/25/2022	6,000,000	5,986,635
The accompanying notes are an integral part of the financial statements.
10	|	DWS Money Market Prime Series

	Principal Amount ($)	Value ($)
144A, 0.324%, 3/1/2022	4,500,000	4,491,520
DBS Bank Ltd.:
144A, 0.117%, 10/4/2021	7,300,000	7,298,507
144A, 0.183%, 10/1/2021	10,000,000	9,996,950
Federation Des Caisses, 144A, 0.101%, 8/3/2021	350,000	349,998
First Abu Dhabi Bank PJSC, 144A, 0.147%, 12/1/2021	7,100,000	7,096,511
Goldman Sachs International, 144A, 0.304%, 10/12/2021	10,000,000	9,994,000
HSBC Bank PLC, 0.274%, 2/1/2022	8,390,000	8,378,422
Ionic Capital II:
0.101%, 8/13/2021	12,500,000	12,499,583
0.112%, 9/2/2021	5,000,000	4,999,511
KFW, 144A, 0.203%, 1/28/2022	4,000,000	3,996,000
LMA Americas LLC, 144A, 0.147%, 9/3/2021	5,700,000	5,699,242
LMA SA, 144A, 0.203%, 9/2/2021	7,500,000	7,498,667
LVMH Moet Hennessy Louis Vuitton SE, 144A, 0.122%, 11/4/2021	3,775,000	3,773,805
Mackinac Funding Co. LLC, 144A, 0.213%, 10/19/2021	8,000,000	7,996,313
Mont Blanc Capital Corp.:
144A, 0.132%, 11/5/2021	5,500,000	5,498,093
144A, 0.152%, 9/8/2021	3,991,000	3,990,368
Nationwide Building Society, 144A, 0.091%, 8/3/2021	700,000	699,996
Shell International Finance BV, 144A, 0.269%, 10/1/2021	10,000,000	9,995,510
Skandinaviska Enskilda Banken AB, 144A, 0.243%, 4/27/2022	7,500,000	7,486,550
Toronto Dominion Bank, 0.183%, 4/5/2022	3,250,000	3,245,986
Versailles LLC, 0.112%, 10/6/2021	8,500,000	8,498,286
		194,499,041
Issued at Par 13.2%
Alpine Securitization LLC:
144A, 0.15%, 9/1/2021	10,000,000	10,000,000
144A, 0.18%, 2/7/2022	7,000,000	7,000,000
Australia & New Zealand Banking Group Ltd., 144A, 3-month LIBOR + 0.01%, 0.141% (a), 12/2/2021	5,000,000	4,999,903
National Australia Bank Ltd.:
144A, 3-month LIBOR + 0.02%, 0.18% (a), 8/13/2021	5,000,000	5,000,016
144A, SOFR + 0.15%, 0.2% (a), 1/27/2022	10,000,000	10,000,000
144A, 3-month LIBOR + 0.06%, 0.222% (a), 11/10/2021	5,000,000	4,999,974
Oversea-Chinese Banking Corp., Ltd., SOFR + 0.17%, 0.22% (a), 10/7/2021	10,000,000	10,000,000
Thunder Bay Funding LLC, 144A, 3-month LIBOR, 0.16% (a), 11/22/2021	15,795,000	15,795,000
The accompanying notes are an integral part of the financial statements.
DWS Money Market Prime Series	|	11

	Principal Amount ($)	Value ($)
UBS AG, 144A, 3-month LIBOR + 0.1%, 0.276% (a), 11/5/2021	7,000,000	7,000,000
Westpac Banking Corp., 144A, 3-month LIBOR + 0.02%, 0.17% (a), 11/24/2021	9,250,000	9,250,000
		84,044,893
Total Commercial Paper (Cost $278,543,934)		278,543,934
Variable Rate Demand Notes (c) 24.6%
Alaska, State Housing Finance Corp., Series B, 0.09%, 8/6/2021	25,800,000	25,800,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series A, AMT, 0.05%, 8/6/2021, LOC: Fannie Mae, LIQ: Fannie Mae	820,000	820,000
California, ABAG Finance Authority For Nonprofit Corp., Sharp Healthcare Obligated Group, Series A, 0.01%, 8/6/2021, LOC: Bank of America NA	240,000	240,000
California, Infrastructure & Economic Development Bank, Industrial Development Revenue, Pleasant Mattress, Inc., Series A, AMT, 0.07%, 8/6/2021, LOC: Wells Fargo Bank NA	100,000	100,000
California, University of California Revenue, Series Z-2, 0.07%, 8/6/2021	25,000,000	25,000,000
Chicago, IL, International Airport Authority, Gary Jet Center Project, Series 2011, AMT, 0.06%, 5/1/2036, LOC: BMO Harris Bank NA	2,085,000	2,085,000
Colorado, State Health Facilities Authority Revenue, Children’s Hospital Colorado Project, Series A, 0.03%, 8/1/2021, LOC: TD Bank NA	300,000	300,000
Colorado, State Housing & Finance Authority, Multi-Family Housing Project, “I” , Series A-2, 0.05%, 8/6/2021, SPA: Federal Home Loan Bank	15,000,000	15,000,000
Hillsborough County, FL, Housing Finance Authority Multi-Family Revenue, Claymore Crossings Apartments, 0.06%, 8/6/2021, LOC: Citibank NA	475,000	475,000
Illinois, State Development Finance Authority, Chicago Horticultural Society Project, 0.02%, 8/6/2021, LOC: BMO Harris Bank NA	500,000	500,000
Iowa, Finance Authority, Educational Facility Revenue, Holy Family Catholic School Project, 0.03%, 8/2/2021, LOC: U.S. Bank NA	955,000	955,000
Iowa, State Higher Education Loan Authority Revenue, Loras College, 0.03%, 8/2/2021, LOC: Bank of America NA	1,650,000	1,650,000
Iowa, State Higher Education Loan Authority, Private College Facility Revenue, Loras College, 0.03%, 8/1/2021, LOC: Bank of America NA	420,000	420,000
The accompanying notes are an integral part of the financial statements.
12	|	DWS Money Market Prime Series

	Principal Amount ($)	Value ($)
Issaquah Gateway SR Development LLC, Series A, 0.13%, 11/1/2057	11,000,000	11,000,000
Lowell, AR, Industrial Development Revenue, Little Rock Newspapers, Inc., 0.14%, 6/1/2031, LOC: JP Morgan Chase Bank NA	700,000	700,000
Lynchburg, VA, Economic Development Authority, Hospital Revenue, Centra Health Obligated Group, Series B, 0.02%, 8/1/2021, LOC: Truist Bank	100,000	100,000
Michigan, State Housing Development Authority Revenue, Series A, AMT, 0.05%, 8/6/2021, LOC: Barclays Bank PLC	11,830,000	11,830,000
Michigan, State Housing Development Authority, Single-Family Mortgage Revenue, Series B, AMT, 0.08%, 8/6/2021, SPA: Industrial & Commercial Bank of China	1,500,000	1,500,000
New Castle County, DE, Airport Facility Revenue, Flightsafety International, Inc. Project, 0.07%, 8/6/2021, GTY: Berkshire Hathaway, Inc.	5,700,000	5,700,000
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-1, 0.02%, 8/2/2021, LOC: TD Bank NA	2,520,000	2,520,000
New York, Taxable Municipal Funding Trust, Series 2018-4, AMT, 0.13%, 8/6/2021, INS: AGMC, LOC : Barclays Bank PLC	1,355,000	1,355,000
New York, NY, General Obligation, Series I-4, 0.02%, 8/2/2021, LOC: TD Bank NA	300,000	300,000
Oregon, State Facilities Authority Revenue, Peace Health:
Series B, 0.02%, 8/1/2021, LOC: TD Bank NA	1,200,000	1,200,000
Series A, 0.02%, 8/1/2021, LOC: U.S. Bank NA	825,000	825,000
Oregon, State of Oregon Business Development Commission, Murphy Company Project, Series 230, AMT, 0.05%, 8/6/2021, LOC: U.S. Bank NA	3,000,000	3,000,000
Port of Portland, OR, Portland International Airport Revenue, Series 18A, AMT, 0.05%, 8/6/2021, LOC: Industrial & Commercial Bank of China	10,355,000	10,355,000
Port of Tacoma, WA, Subordinate Lien Revenue, Series A, AMT, 0.05%, 8/6/2021, LOC: PNC Bank NA	5,000,000	5,000,000
San Antonio, TX, State Electical and Gas Revenue, Series A, 0.15%, 10/13/2021	5,560,000	5,560,000
Sevier County, TN, Public Building Authority, Local Government Public Improvement Bonds, Series B-1, 0.03%, 8/6/2021, LOC: Bank of America NA	1,200,000	1,200,000
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Christus Health Obligated Group, Series C-4, 0.02%, 8/6/2021, LOC: Bank of Montreal	100,000	100,000
Taxable Municipal Funding Trust, Series BTMFT, AMT, 0.13%, 8/6/2021, LOC: Barclays Bank PLC	12,100,000	12,100,000
The accompanying notes are an integral part of the financial statements.
DWS Money Market Prime Series	|	13

	Principal Amount ($)	Value ($)
University of Texas, TX, University Revenue, Financing System, Series G2, 0.05%, 8/6/2021, LIQ: University of Texas Investment Management Co.	7,000,000	7,000,000
Vermont, State Educational & Health Buildings Financing Agency Revenue, Landmark College Project, 0.03%, 8/1/2021, LOC: TD Bank NA	645,000	645,000
Wisconsin, Whitewater Community Development Authority, Housing Preservation, 0.03%, 8/6/2021, LOC: BMO Harris Bank NA	2,325,000	2,325,000
Total Variable Rate Demand Notes (Cost $157,660,000)		157,660,000
Variable Rate Demand Preferred Shares (c) 1.3%
California, Nuveen Quality Municipal Income Fund:
Series 7, AMT, 0.09%, LIQ: Royal Bank of Canada, 8/6/2021	3,500,000	3,500,000
Series 6, AMT, 0.11%, LIQ: JP Morgan Chase Bank NA, 8/6/2021	700,000	700,000
Invesco Senior Income Trust, 144A, 0.19%, 6/1/2028	4,000,000	4,000,000
Total Variable Rate Demand Preferred Shares (Cost $8,200,000)		8,200,000
Corporate Bonds 2.0%
BNZ International Funding Ltd., 144A, 2.1%, 9/14/2021	2,955,000	2,961,388
Toyota Motor Credit Corp., SOFR + 0.23%, 0.28%(a), 12/13/2021	9,960,000	9,962,583
Total Corporate Bonds (Cost $12,923,971)		12,923,971
Repurchase Agreements 16.2%
BNP Paribas, 0.05%, dated 7/30/2021, to be repurchased at $62,700,261 on 8/2/2021 (d)	62,700,000	62,700,000
Wells Fargo Bank NA, 0.06%, dated 7/30/2021, to be repurchased at $40,900,205 on 8/2/2021 (e)	40,900,000	40,900,000
Total Repurchase Agreements (Cost $103,600,000)		103,600,000

The accompanying notes are an integral part of the financial statements.
14	|	DWS Money Market Prime Series

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $638,722,741)	99.9	638,722,741
Other Assets and Liabilities, Net	0.1	395,725
Net Assets	100.0	639,118,466
(a)	Floating rate security. These securities are shown at their current rate as of July 31, 2021.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of July 31, 2021. Date shown reflects the earlier of demand date or stated maturity date.
(d)	Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
63,955,900	U.S. Treasury Bills	Zero Coupon	8/24/2021–5/19/2022	63,953,917
100	U.S. Treasury Notes	2.25	4/15/2022	102
Total Collateral Value				63,954,019
(e)	Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
38,549,008	Federal National Mortgage Association	2.0–5.5	1/1/2047–4/1/2051	41,718,000
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
AGMC: Assured Guaranty Municipal Corp.
AMT: Subject to alternative minimum tax.
BSBY: Bloomberg Short-Term Bank Yield Index
GTY: Guaranty Agreement
INS: Insured
LIBOR: London Interbank Offered Rate
LIQ: Liquidity Facility
LOC: Letter of Credit
PJSC: Public Joint Stock Company
SOFR: Secured Overnight Financing Rate
SPA: Standby Bond Purchase Agreement
The accompanying notes are an integral part of the financial statements.
DWS Money Market Prime Series	|	15

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$—	$535,122,741	$—	$535,122,741
Repurchase Agreements	—	103,600,000	—	103,600,000
Total	$ —	$638,722,741	$ —	$638,722,741
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
16	|	DWS Money Market Prime Series

Statement of Assets and Liabilities
as of July 31, 2021

Assets
Investments in securities, valued at amortized cost	$ 535,122,741
Repurchase agreements, valued at amortized cost	103,600,000
Cash	47,275
Receivable for investments sold	60,000
Receivable for Fund shares sold	868,716
Interest receivable	89,897
Other assets	45,054
Total assets	639,833,683
Liabilities
Payable for Fund shares redeemed	483,745
Distributions payable	1,038
Accrued Trustees' fees	6,441
Other accrued expenses and payables	223,993
Total liabilities	715,217
Net assets, at value	$ 639,118,466
Net Assets Consist of
Distributable earnings (loss)	(99,476)
Paid-in capital	639,217,942
Net assets, at value	$ 639,118,466
Net Asset Value
DWS Cash Investment Trust Class A
Net Asset Value, offering and redemption price per share ($36,069,632 ÷ 36,042,358 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
DWS Cash Investment Trust Class C
Net Asset Value, offering and redemption price per share ($5,199,198 ÷ 5,195,267 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
DWS Cash Investment Trust Class S
Net Asset Value, offering and redemption price per share ($168,353,800 ÷ 168,226,331 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
DWS Money Market Fund
Net Asset Value, offering and redemption price per share ($429,495,836 ÷ 429,171,549 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
The accompanying notes are an integral part of the financial statements.
DWS Money Market Prime Series	|	17

Statement of Operations
for the year ended July 31, 2021

Investment Income
Income:
Interest	$ 1,722,170
Expenses:
Management fee	2,046,994
Administration fee	662,386
Services to shareholders	921,074
Distribution and service fees	154,394
Custodian fee	10,056
Professional fees	60,369
Reports to shareholders	75,596
Registration fees	80,674
Trustees' fees and expenses	21,533
Other	38,723
Total expenses before expense reductions	4,071,799
Expense reductions	(2,418,044)
Total expenses after expense reductions	1,653,755
Net investment income	68,415
Net realized gain (loss) from investments	1,596
Net increase (decrease) in net assets resulting from operations	$ 70,011
The accompanying notes are an integral part of the financial statements.
18	|	DWS Money Market Prime Series

Statements of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 68,415	$ 7,207,240
Net realized gain (loss)	1,596	(100,291)
Net increase (decrease) in net assets resulting from operations	70,011	7,106,949
Distributions to shareholders:
DWS Cash Investment Trust Class A	(3,794)	(287,682)
DWS Cash Investment Trust Class C	(591)	(28,423)
DWS Cash Investment Trust Class S	(17,577)	(1,935,066)
DWS Money Market Fund	(46,285)	(5,341,894)
Total distributions	(68,247)	(7,593,065)
Fund share transactions:
Proceeds from shares sold	220,814,511	254,490,390
Reinvestment of distributions	66,706	7,650,562
Payments for shares redeemed	(280,135,856)	(269,278,301)
Net increase (decrease) in net assets from Fund share transactions	(59,254,639)	(7,137,349)
Increase (decrease) in net assets	(59,252,875)	(7,623,465)
Net assets at beginning of period	698,371,341	705,994,806
Net assets at end of period	$ 639,118,466	$ 698,371,341

The accompanying notes are an integral part of the financial statements.
DWS Money Market Prime Series	|	19

Financial Highlights
DWS Money Market Prime Series — DWS Cash Investment Trust Class A
	Years Ended July 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.000 *	.008	.017	.009	.002
Net realized gain (loss)	.000 *	(.000) *	.000 *	(.000) *	.000 *
Total from investment operations	.000 *	.008	.017	.009	.002
Less distributions from:
Net investment income	(.000) *	(.009)	(.017)	(.009)	(.002)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.01 [a]	.90 [a]	1.71	.89	.19 [a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	38	31	33	76
Ratio of expenses before expense reductions (%)	.82	.82	.82	.80	.79
Ratio of expenses after expense reductions (%)	.24	.75	.82	.80	.74
Ratio of net investment income (%)	.01	.78	1.69	.86	.20
[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.
20	|	DWS Money Market Prime Series

DWS Money Market Prime Series — DWS Cash Investment Trust Class C
	Years Ended July 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.000 *	.003	.010	.002	.000 *
Net realized gain (loss)	.000 *	(.000) *	.000 *	(.000) *	.000 *
Total from investment operations	.000 *	.003	.010	.002	.000 *
Less distributions from:
Net investment income	(.000) *	(.004)	(.010)	(.002)	(.000) *
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.01 [a]	.39 [a]	.99	.23 [a]	.02 [a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	8	8	21	15
Ratio of expenses before expense reductions (%)	1.53	1.54	1.54	1.54	1.52
Ratio of expenses after expense reductions (%)	.25	1.24	1.54	1.47	.88
Ratio of net investment income (%)	.01	.33	.93	.23	.01
[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.
DWS Money Market Prime Series	|	21

DWS Money Market Prime Series — DWS Cash Investment Trust Class S
	Years Ended July 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.000 *	.010	.020	.011	.004
Net realized gain (loss)	.000 *	(.000) *	.000 *	(.000) *	.000 *
Total from investment operations	.000 *	.010	.020	.011	.004
Less distributions from:
Net investment income	(.000) *	(.011)	(.020)	(.011)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[a]	.01	1.11	1.97	1.12	.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168	177	179	181	193
Ratio of expenses before expense reductions (%)	.60	.59	.59	.60	.60
Ratio of expenses after expense reductions (%)	.24	.55	.57	.57	.57
Ratio of net investment income (%)	.01	1.05	1.95	1.11	.35
[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.
22	|	DWS Money Market Prime Series

DWS Money Market Prime Series — DWS Money Market Fund
	Years Ended July 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.000 *	.010	.020	.011	.004
Net realized gain (loss)	.000 *	(.000) *	.000 *	(.000) *	.000 *
Total from investment operations	.000 *	.010	.020	.011	.004
Less distributions from:
Net investment income	(.000) *	(.011)	(.020)	(.011)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.01 [a]	1.11 [a]	1.98	1.12 [a]	.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	429	475	488	510	543
Ratio of expenses before expense reductions (%)	.56	.56	.55	.58	.55
Ratio of expenses after expense reductions (%)	.24	.55	.55	.57	.55
Ratio of net investment income (%)	.01	1.05	1.96	1.11	.37
[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.
DWS Money Market Prime Series	|	23

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Money Market Prime Series (the “Fund” ) is a diversified series of Deutsche DWS Money Funds (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust. The Fund seeks to qualify as a retail money market fund and may impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A shares are not subject to an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Fund. DWS Cash Investment Trust Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent.
Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
24	|	DWS Money Market Prime Series

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.
As of July 31, 2021, the Fund held repurchase agreements with a gross value of $103,600,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are
DWS Money Market Prime Series	|	25

applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At July 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $99,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of July 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
At July 31, 2021, the aggregated cost of investments for federal income tax purposes was $638,722,741.
At July 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$ 255
Capital loss carryforwards	$ (99,000)
The tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended July 31,
	2021	2020
Distributions from ordinary income*	$ 68,247	$ 7,593,065
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
26	|	DWS Money Market Prime Series

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are accreted/amortized for both tax and financial reporting purposes.
B.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $215 million of the Fund’s average daily net assets	.400%
Next $335 million of such net assets	.275%
Next $250 million of such net assets	.200%
Next $800 million of such net assets	.150%
Next $800 million of such net assets	.140%
Next $800 million of such net assets	.130%
Over $3.2 billion of such net assets	.120%
Accordingly, for the year ended July 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.30% of the Fund’s average daily net assets.
For the period from August 1, 2020 through November 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses
DWS Money Market Prime Series	|	27

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
DWS Cash Investment Trust Class A	.85%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.57%
DWS Money Market Fund	.57%
In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Fund.
For the year ended July 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
DWS Cash Investment Trust Class A	$ 219,154
DWS Cash Investment Trust Class C	76,457
DWS Cash Investment Trust Class S	637,883
DWS Money Market Fund	1,484,550
$ 2,418,044
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2021, the Administration Fee was $662,386, of which $52,714 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
28	|	DWS Money Market Prime Series

fee it receives from the Fund. For the year ended July 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at July 31, 2021
DWS Cash Investment Trust Class A	$ 31,685	$ 5,295
DWS Cash Investment Trust Class C	3,468	579
DWS Cash Investment Trust Class S	227,707	37,595
DWS Money Market Fund	414,928	68,105
	$ 677,788	$ 111,574
In addition, for the year ended July 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
DWS Cash Investment Trust Class A	$ 6,321
DWS Cash Investment Trust Class C	303
DWS Cash Investment Trust Class S	4,924
DWS Money Market Fund	7,605
$ 19,153
Distribution and Service Fees. Under the Fund’s DWS Cash Investment Trust Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of DWS Cash Investment Trust Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class C shares. For the year ended July 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2021
DWS Cash Investment Trust Class C	$ 44,780	$ 3,121
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to DWS Cash Investment Trust Class A and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and
DWS Money Market Prime Series	|	29

pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at July 31, 2021	Annual Rate
DWS Cash Investment Trust Class A	$ 94,687	$ 7,542.25%
DWS Cash Investment Trust Class C	14,927	1,040.25%
	$ 109,614	$ 8,582
Contingent Deferred Sales Charge. DDI receives any contingent deferred sales charge (“CDSC” ) from DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for DWS Cash Investment Trust Class C. For the year ended July 31, 2021, there was no CDSC charges for DWS Cash Investment Trust Class C. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended July 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,290, of which $622 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended July 31, 2021, the Fund engaged in securities purchases of $121,385,000 and securities sales of $98,150,000 with a net gain (loss) on securities sales of $0, with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.
C.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may
30	|	DWS Money Market Prime Series

borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2021.
D.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	18,305,194	$ 18,305,194	26,460,175	$ 26,460,175
DWS Cash Investment Trust Class C	1,780,617	1,780,617	6,283,548	6,283,548
DWS Cash Investment Trust Class S	46,645,336	46,645,336	58,659,348	58,659,348
DWS Money Market Fund	153,988,146	153,988,020	162,979,183	162,979,183
Account maintenance fees	—	95,344	—	108,136
		$ 220,814,511		$ 254,490,390
Shares issued to shareholders in reinvestment of distributions
DWS Cash Investment Trust Class A	3,738	$ 3,738	294,383	$ 294,383
DWS Cash Investment Trust Class C	590	590	29,546	29,546
DWS Cash Investment Trust Class S	17,077	17,077	1,924,432	1,924,432
DWS Money Market Fund	45,301	45,301	5,402,201	5,402,201
		$ 66,706		$ 7,650,562
Shares redeemed
DWS Cash Investment Trust Class A	(20,478,095)	$ (20,478,095)	(19,976,675)	$ (19,976,675)
DWS Cash Investment Trust Class C	(4,256,687)	(4,256,687)	(6,443,940)	(6,443,940)
DWS Cash Investment Trust Class S	(55,594,355)	(55,594,355)	(61,963,281)	(61,963,281)
DWS Money Market Fund	(199,806,719)	(199,806,719)	(180,894,405)	(180,894,405)
		$ (280,135,856)		$ (269,278,301)
DWS Money Market Prime Series	|	31

	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
DWS Cash Investment Trust Class A	(2,169,163)	$ (2,169,163)	6,777,883	$ 6,777,883
DWS Cash Investment Trust Class C	(2,475,480)	(2,475,480)	(130,846)	(130,846)
DWS Cash Investment Trust Class S	(8,931,942)	(8,931,942)	(1,379,501)	(1,379,501)
DWS Money Market Fund	(45,773,272)	(45,773,398)	(12,513,021)	(12,513,021)
Account maintenance fees	—	95,344	—	108,136
		$ (59,254,639)		$ (7,137,349)
E.	Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or
32	|	DWS Money Market Prime Series

depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
DWS Money Market Prime Series	|	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Money Funds and Shareholders of DWS Money Market Prime Series:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Money Market Prime Series (the “Fund” ) (one of the funds constituting Deutsche DWS Money Funds) (the “Trust” ), including the investment portfolio, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Money Funds) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
September 24, 2021
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Information About Your Fund’s Expenses
As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2021 to July 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for these shares during the period would be higher, and account value during the period would be lower, by this amount.
36	|	DWS Money Market Prime Series

Expenses and Value of a $1,000 Investment
for the six months ended July 31, 2021 (Unaudited)

Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/21	$1,000.05	$1,000.05	$1,000.05	$1,000.05
Expenses Paid per $1,000*	$ .84	$ .84	$ .79	$ .79
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/21	$1,023.95	$1,023.95	$1,024.00	$1,024.00
Expenses Paid per $1,000*	$ .85	$ .85	$ .80	$ .80
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.17%	.17%	.16%	.16%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS Money Market Prime Series	|	37

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Money Market Prime Series' (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries
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throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2019, the Fund’s performance (DWS Cash Investment Trust Class A shares) was in the 4th quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
DWS Money Market Prime Series	|	39

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. Based on Broadridge data provided as of December 31, 2019, the Board noted that the Fund’s total operating expenses (excluding 12b-1 fees and/or shareholder administration fees, if applicable) were higher than the median of the applicable Broadridge expense universe (less any applicable 12b-1 fees) for the following share classes: DWS Cash Investment Trust Class A shares (4th quartile), DWS Cash Investment Trust Class S shares (4th quartile), DWS Money Market Fund shares (4th quartile) and DWS Cash Investment Trust Class C shares (4th quartile). The Board noted the expense limitations agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available
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information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order” ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the
DWS Money Market Prime Series	|	41

Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
DWS Money Market Prime Series	|	43

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
DWS Money Market Prime Series	|	45

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
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Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[5] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Anti-Financial Crime & Compliance US (Regional Head), DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Money Market Prime Series	|	47

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
48	|	DWS Money Market Prime Series

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	25159J104	6
DWS Cash Investment Trust Class A	DOAXX	25159J203	421
DWS Cash Investment Trust Class C	DOCXX	25159J401	721
DWS Cash Investment Trust Class S	DOSXX	25159J500	2021
DWS Money Market Prime Series	|	49

Notes

Notes

222 South Riverside Plaza Chicago, IL 60606-5808
DMMF-2
(R-023514-11 9/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Money Market Prime Series

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$31,433	$0	$7,880	$0
2020	$31,433	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$92,492	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$92,492	$0	$100,372
2020	$7,880	$625,431	$0	$633,311

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of Deutsche DWS Money Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	9/29/2021